Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill [Abstract]
Goodwill
9.	Goodwill

For the realization of its annual impairment test for 2022, management determined the recoverable amount as the value in use. The significant assumptions used in determining value in use are:

o	Monthly Bitcoin price average growth rate of 2.2%

o	Difficulty monthly growth rate of 2.8%

o	Terminal annual growth rate of 2.5%

o	Discount rate 20% - 22%

An impairment of $1,260,783 was taken on goodwill. The assumptions used were based on the Company’s internal forecasts. The Company projected revenue, working capital, capital expenditures and expenses for a period of five years. The Company has also performed a sensitivity analysis on key assumptions which indicated that reasonable changes will not have a material impact.